UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2019

EACO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-14311	59-2597349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 N. Lakeview Loop

Anaheim, CA 92807

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 876-2490

Not applicable

(Former name or Former Address if Changed Since Last Report.)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	EACO	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Bisco Industries, Inc. (“Bisco”), a wholly-owned subsidiary of EACO Corporation (”EACO”), entered into a Commercial Lease Agreement (the “Lease”) on July 26, 2019 with the Glen F. Ceiley and Barbara A. Ceiley Revocable Trust (the “Landlord”), pursuant to which Bisco will lease approximately 80,000 square feet of office and warehouse space located at 5037/5065 E. Hunter Avenue, in Anaheim California (the “Premises”). The term of the Lease commences on September 2, 2019 and ends ten years later on August 31, 2029 (the “Term”). Bisco and EACO are sometimes collectively referred to herein as the “Company.” The Company intends to use the Premises for its corporate headquarters.

Pursuant to the Lease, Bisco will pay Base Rent of $66,300 per month for the Premises, which Based Rent will increase by 2.5% annually over the Term of the Lease as follows:

Year	Base Rent
1	$66,300.00
2	67,957.50 rule
3	69,656.40
4	71,397.80
5	73,182.70
6	75,012.30
7	76,887.60
8	78,809.80
9	80,780.00
10	82,799.50

The Lease provides Bisco with the option purchase the Premises (the “Option”) at fair market value as determined by the average of three independent appraisals made within 15 days of exercising the option (the “Purchase Price”). The Option may be exercised by Bisco at any time after September 2, 2019 and prior to the end of the original term of this Lease, provided that Bisco is not at that time in default in the performance of any term of this Lease.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the actual document, which is attached to this report as an exhibit and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

10.1	Commercial Lease Agreement dated July 26, 2019 between Bisco and the Landlord.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 1, 2019	EACO CORPORATION

	By:	/S/ MICHAEL NARIKAWA
Michael Narikawa, Principal Accounting Officer